                                                                    Exhibit 99.2

                           GTECH HOLDINGS CORPORATION

                            CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350 AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GTECH Holdings Corporation (the "Company") on Form 10-Q for the period ending May 24, 2003 as filed with the Securities and Exchange Commission on the Date hereof (the "Report"), I, Jaymin
B. Patel, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C section 1350, as adopted pursuant to sections 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                    GTECH HOLDINGS CORPORATION

Date: July 3, 2003                  By /s/ Jaymin B. Patel
                                    --------------------------------------------
                                    Jaymin B. Patel, Senior Vice President and
                                    Chief Financial Officer